UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 9, 2008 (January 8, 2008)

Information Services Group, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	001-33287	20-5261587
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

Four Stamford Plaza

107 Elm Street

Stamford, CT 06902

(Address of principal executive offices)

(203) 517-3100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Previous Independent Registered Public Accounting Firm

(i)            On January 8, 2008, ISG dismissed Rothstein, Kass & Company, P.C. (“Rothstein”) as its independent registered public accounting firm.

(ii)           The report of Rothstein on ISG’s financial statements for the fiscal year ended December 31, 2006, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Rothstein audited the balance sheet of ISG as of December 31, 2006 and the related statements of operations, stockholders’ equity, and cash flows for the period from July 20, 2006 (inception) to December 31, 2006. Rothstein’s audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of ISG’s internal control over financial reporting. Accordingly, Rothstein expressed no such opinion.

(iii)          ISG’s Audit Committee and Board recommended and approved the decision to change independent registered public accounting firms.

(iv)          In connection with the audit of ISG’s financial statements for the most recently completed fiscal year ended December 31, 2006, and through January 8, 2008, there have been no disagreements with Rothstein on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rothstein, would have caused it to make reference to the subject matter of such disagreements in connection with its audit report. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

(v)           ISG has given permission to Rothstein to respond fully to the inquiries of the successor auditor, including concerning the subject matter of this reportable event.

(vi)          ISG has requested that Rothstein furnish ISG with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated January 9, 2008, is filed as Exhibit 16.1 to this current report on Form 8-K.

New Independent Registered Public Accounting Firm

(i)            As of January 8, 2008, ISG’s Audit Committee and its Board engaged PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm to audit ISG’s financial statements for the fiscal year ending December 31, 2007.

(ii)           From July 20, 2006 (inception) through January 8, 2008, ISG has not consulted with PwC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of ISG, as well as any matters or reportable events described in Items 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 5.03 AMENDMENTS TO BYLAWS

                On January 8, 2008, the Board of Directors of Information Services Group, Inc. (“ISG”) voted to adopt an amendment to ISG’s bylaws, effective immediately, permitting uncertificated shares.  The amended and restated bylaws of ISG are attached hereto as Exhibit 3.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibit.

3.2	Amended and Restated By-Laws

16.1	Letter regarding change in certifying accountant from Rothstein, Kass & Company P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2008	INFORMATION SERVICES GROUP, INC.

	By:	/s/ Michael P. Connors
Michael P. Connors
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.2	Amended and Restated By-Laws

16.1	Letter regarding change in certifying accountant from Rothstein, Kass & Company P.C.